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                                                                Exhibit 23(j)


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated June 23, 1999 in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-64981) of New Covenant Funds.

                                        /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
June 28, 1999